Developing Therapeutics for the Treatment of Serious Rare and Life-Threatening Diseases with Critical Unmet Medical Needs Pipeline Update July 31, 2019 Nasdaq: ACER Exhibit 99.1

Forward-looking Statements This presentation contains “forward-looking statements” that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this presentation regarding strategy, future operations, future financial position, future revenues, projected expenses, regulatory actions or approvals, cash position, liquidity, prospects, plans and objectives of management are forward-looking statements. Examples of such statements include, but are not limited to, statements relating to expectations regarding our capital resources; the anticipated future reduction in operating and cash conservation benefits associated with our corporate restructuring initiative; the potential for ACER-001, osanetant and EDSIVO™ (celiprolol) to safely and effectively treat diseases and to be approved for marketing; the commercial or market opportunity of any of our product candidates in any target indication; the adequacy of our capital to support our future operations and our ability to successfully initiate and complete clinical trials and regulatory submissions; our progress toward possible approval for EDSIVO™ and our other product candidates; the ability to protect our intellectual property rights; our strategy and business focus; and the development, expected timeline and commercial potential of any of our product candidates. We may not actually achieve the plans, carry out the intentions or meet the expectations or projections disclosed in the forward-looking statements and you should not place undue reliance on these forward-looking statements. Such statements are based on management’s current expectations and involve risks and uncertainties. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors, including, without limitation, risks and uncertainties associated with the ability to project future cash utilization and reserves needed for contingent future liabilities and business operations, our ability to reduce our operating expenses and conserve cash on a net basis as a result of our prior or any future corporate restructuring initiative, the availability of sufficient resources to meet our business objectives and operational requirements, the fact that the results of earlier studies and trials may not be predictive of future clinical trial results, the protection and market exclusivity provided by our intellectual property, the substantial costs and diversion of management’s attention and resources which could result from securities class action litigation, risks related to the drug development and the regulatory approval process, including the timing of regulatory actions, and the impact of competitive products and technological changes. We disclaim any intent or obligation to update these forward-looking statements to reflect events or circumstances that exist after the date on which they were made. You should review additional disclosures we make in our filings with the Securities and Exchange Commission, including our Quarterly Reports on Form 10-Q and our Annual Report on Form 10-K. You may access these documents for no charge at http://www.sec.gov.

ACER

Agenda

11:00am to 11:05am ET	• Introduction & Corporate Update	Chris Schelling **CEO & Founder**
11:05am to 11:30am ET	• ACER-001 Overview	Will Andrews, MD **Chief Medical Officer**
11:30am to 11:50am ET	• Osanetant Overview	
11:50am to 12:00pm ET	• EDSIVO™ Update	
12:00pm to 12:30pm ET	• Q & A	All

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Corporate Update Acer Therapeutics is a pharmaceutical company that acquires, develops and seeks to commercialize therapies for serious rare and life-threatening diseases with critical unmet medical needs On June 24th, received Complete Response Letter (CRL) on EDSIVO™ Acer is currently engaging with FDA Headcount reduced to 19 to conserve resources Several key milestones over next 12 months on pipeline products Cash: Expected to have sufficient capital through end of 2020 ACER

Program / Indication Novel MOA / Unique Characteristics Phase 1 Phase 2 Phase 3 NDA Market ACER-001 (reformulated sodium phenylbutyrate) Urea Cycle Disorders (UCD) Taste-masked formulation; evaluating comparability to Buphenyl® Maple Syrup Urine Disease (MSUD) Inhibition of BCKD kinase to increase BCAA metabolism Osanetant Induced Vasomotor Symptoms (iVMS) Neurokinin 3 Receptor Antagonist EDSIVOTM (celiprolol) vascular Ehlers-Danlos Syndrome (COL3A1+)* Induces vascular dilatation and smooth muscle relaxation Clinical Pipeline ACER * CRL received 6/24/19; response underway

ACER-001

Overview

Indications

- **UCDs:** Urea Cycle Disorders
- **MSUD:** Maple Syrup Urine Disease

Mechanism of Action

- **UCDs:** Phenylbutyrate is a prodrug of Phenylacetate → a nitrogen scavenger
- **MSUD:** Phenylbutyrate is the active moiety → an allosteric inhibitor of BCKD kinase

Product Profile

- **ACER-001:** A taste-masked, immediate release multi-particulate dosage form of sodium phenylbutyrate

The Opportunity

- **Worldwide rights to ACER-001**
- **UCDs:** ~600 patients treated with sodium / glycerol phenylbutyrate in the U.S.
- **MSUD:** ~800 eligible patients in the U.S.

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Urea cycle disorders are a group of rare, genetic disorders caused by mutations that result in a deficiency of one of the six enzymes in the urea cycle These enzymes are responsible for removing ammonia from the bloodstream ACER-001 Urea Cycle Disorders (UCDs) Cytoplasm mitochondrion glutamate NAGS HCO1+NH4+2ATP CPS1 N-acetylglutamate (CPS1 cofactor) orotic acid carbamyl aspartate carbamyl phosphate OTC ortnithine citrulline aspartate ASS Agrininosuccinate ASL Furnarate Arginine H2O ARG Urea A healthy urea cycle converts ammonia into urea, which is excreted from the body. With a Urea Cycle Disorder (UCD) ammonia is not converted to urea, and ammonia builds up in the body. NAGS = N-acetylgultamate synthase CPS1 = Carbamoyl phosphate synthase OTC = Ornithine transcarbamylase AS = Argininosuccinate synthase AL = Argininosuccinate lyase ARG = Arginase Ammonia enters the liver Liver cell

ACER-001

UCDs: Clinical Manifestations

- Newborns with severe urea cycle disorders become catastrophically ill with symptoms that mimic sepsis -- failure to feed, lethargy, respiratory distress, seizures and ultimately coma
- Children and adults with milder (or partial) urea cycle enzyme deficiencies may go years without a diagnosis, until a trigger -- a high protein meal, viral illness, excessive exercise or calorie deficiency -- causes excessive ammonia to be produced in the body, resulting in critical elevations of blood ammonia levels
- For individuals with OTC deficiency, typical neuropsychological complications include developmental delay, learning disabilities, intellectual disability, attention deficit hyperactivity disorder (ADHD), and executive function deficits


Symptoms of
Hyperammonemia
General
- Growth retardation
- Hypothermia
Central
- Combativeness
- Lethargy
- Coma
Muscular/Neurologic
- Poor coordination
- Dysdiadochokinesia
- Hypotonia or hypertonia
- Ataxia
- Tremor
- Seizures
- Decorticate or decerebrate posturing
Eyes
- Papilledema
Pulmonary
- Shortness of breath
Liver
- Enlarge-ment

Reproduced from: http://upload.wikimedia.org/wikipedia/commons/7/76/Symptoms_of_hyperammonemia.svg.

Ah Mew N, et al.. Urea cycle disorders overview. Gene Reviews. Seattle, Washington: University of Washington, Seattle; 1993.

Lichter-Knoecki U., et al. Ornithine Transcarbamylase Deficiency. Gene Reviews. Seattle, Washington: University of Washington, Seattle; 1993-2019.

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No matter how mild the disease, a hyperammonemic crisis can be precipitated by stressors and become a life-threatening event at any age and in any situation in life During acute encephalopathy, ammonia levels are typically above 200 μmol/L and often above 500-1,000 μmol/L: >100 μmol/L – an individual becomes symptomatic 200 to 400 μmol/L – in stage 2 coma > 500 μmol/L – in stage 3 to 4 coma ACER-001 UCDs: Acute Hyperammonemic Episodes Savy, N. et al., Acute pediatric hyperammonemia: current diagnosis and management strategies, Hepatic Medicine: Evidence and Research 2018:10 105–115. Infection Liver failure Inherited metabolic disease Ammonia Glutamate Glutamine Inflammatory cytokines Astrocyte swelling Brain damage – cerebral edema due to Inflammation Osmotic stress Oxidative stress Increased cerebral blood flow

ACER-001

UCDs: Medical Management

- Chronic treatment options for UCDs include:
  - Restricted Diet
  - Liver Transplantation
  - Carbaglu (for treatment of NAGS only)
  - **Phenylbutyrate (Buphenyl®, Ravicti®)**

	BUPHENYL® (sodium phenylbutyrate)	RAVICTI® (glycerol phenylbutyrate) Oral Liquid
DIFFERENTIATION	Sodium phenylbutyrate Foul odor and bitter taste; Considered unpalatable* Powder / Tablets	Glycerol phenylbutyrate Tasteless, odorless Liquid (oil)

*Shchelochkov et al., Barriers to drug adherence in the treatment of urea cycle disorders: Assessment of patient, caregiver, and provider perspectives. Molecular Genetics and Metabolism Reports 8 (2016) 43-47.

*Koren et al. Averting the foul taste of pediatric medicines improves adherence and can be lifesaving – Pheburane® (sodium phenylbutyrate). Patient Preferences and Adherence 2016:10 2141-2144

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Berry S, et al. Pharmacokinetics of glycerol phenylbutyrate in pediatric patients 2 months T to 2 years of age with urea cycle disorders. Molecular Genetics and Metabolism 125 (2018) 251–257. ACER-001 Phenylbutyrate: Mechanism of Action Nitrogen scavenger therapy Alternative pathway treatment diverts nitrogen from the urea cycle to alternative routes of excretion Both Ravicti and Buphenyl are prodrugs of phenylacetate (PAA) PAA is the active moiety – it combines with glutamine, producing phenylacetylglutamine Phenylacetylglutamine is excreted by the kidneys NH4+ Ketoglutarate Glutamate Glutamine PAGN PAA – Buphenyl ® (sodium phenylbutyrate); RAVICTI® (glycerol phenylbutyrate) Oral Liquid Ester hydrolysis/Pancreatic Lipases oxidation Urine Excretion Fig. 1. Metabolizing pathway and mechanism of action of GPB. BPB (glycerol phenylbutyrate); PAA (phenylacetic acid); PBA (phenylbutyric acid); PAGN (phenylacetylglutamine).

ACER-001 UCDs: Unmet Need Buphenyl®: Foul odor and foul/bitter taste; consider unpalatable* 64% of patients reported it is difficult to take because of taste Physicians reported that 25-33% of patients were prescribed less than target dose due to tolerability Only 25% of patients indicated that they never miss a dose 46% of patients reported taste as the reason for discontinuation* Ravicti®: Tasteless/Odorless Pricing has risen to levels considered challenging Reports of difficult access, unaffordability, and forced switches back to NaPB Patient groups and physicians have called for a taste-masked, affordable and accessible treatment** *Shchelochkov et al., Barriers to drug adherence in the treatment of urea cycle disorders: Assessment of patient, caregiver, and provider perspectives. Molecular Genetics and Metabolism Reports 8 (2016) 43-47. **Acer Market Research

Mouth → Stomach Excellent protection for several minutes at mouth pH followed by rapid release at stomach pH ACER-001 ACER-001: Taste-masked, IR Formulation TM coat (Eudragit E) Seal coat (HPMC) Drug layer (NaPB, HPMC) Seed core (microcrystalline cellulose) Expected drug loading maximum ~50% ~400µm Drug Layered Core % drug discovered pH 6.8 – 1.2 pH change Time (min) 0 10 20 30 40 50 60

ACER-001

ACER-001: Differentiation

Phenylbutyrate Formulations			
	ACER-001 *	RAVICTI®	BUPHENYL®
Efficacy/Safety in UCDs	✓	✓	✓
Palatability / Compliance	✓	✓	✗ **
Pricing	TBD, likely near BUPHENYL pppy	$158k-$1.2M**	$204k-$402k***
Formulation	Multi-Particulate Beads (Sachet)	Oil (Tablespoons)	Powder/Tablets (up to 40 tablets/day)
Indication all ages	✓	✓	✓

*Subject to FDA Approval
**Molecular Genetics & Metabolism Reports 8 (2016) 43-47
***Ravicti & Buphenyl pppy is based on patient weight and WAC price

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Clinical Bioequivalence (BE) Study In healthy volunteers Compared to Buphenyl® Include males and females under appropriate fed and fasting conditions Expected to be adequate to support an NDA filing planned in mid-2020 (pending feedback from Type C Meeting) Clinical Taste Studies To define potential taste preference/superiority to Buphenyl   ACER-001 ACER-001: Clinical Development Plan (UCD)

ACER-001

UCDs: Market Opportunity

- Target existing Rx market share in UCDs
  - Currently 1,100 patients diagnosed with ~600 patients on Rx therapy*
  - 2018 U.S. Revenue for Ravicti® & Buphenyl® = **$248.4M**
  - Goal: switch patients from Ravicti® & Buphenyl® to ACER-001 and capture a portion of new UCD Rx
- "Switch" Value Story: A cost-effective, taste masked alternative for UCDs (Assuming successful studies and FDA approval):
  - Bioequivalence to Buphenyl®
  - Greater compliance/adherence compared to Buphenyl® due to differentiated formulation providing taste masked alternative
  - Competitively priced vs Ravicti®
  - Payer engagement strategy to support switching

*https://www.sec.gov/Archives/edgar/data/1386858/000119312515110284/d899054dex992.htm
Horizon IR Presentation

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ACER-001

Competitive Landscape

Program / Company	Indication	Admin.	Status
Ravicti Horizon Horizon	UCD (CPS1, OTC, ASS, ASL, ARG, HHH)	Oral liquid	Market
Buphenyl Horizon Horizon	UCD (CPS1, OTC, ASS)	Oral powder & Tablet	Market
Generic NaPB Multiple Multiple	UCD (CPS1, OTC, ASS)	Oral powder & Tablet	Market
Ammonul Valeant Valeant	Acute Hyperammonemia	Injection	Market
Carbaglu Recordati Recordati	NAGS Deficiency	Oral Tablet (for Suspension)	Market
AEB1102 Aeglea Aeglea	Arginase I Deficiency	Infusion	Ph 3
Hepastem Promethera Promethera	UCD	Infusion	Ph 2
KB-195 Kaleido	UCD	Oral prebiotic	Ph 2
SYNB-1020 Synlogic Synlogic	UCD	Oral	Ph 1

Source: product package inserts and public information

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MSUD is an inborn error of Branched-chain Amino Acid (BCAA) – leucine, isoleucine, valine – metabolism Caused by deficiency of the mitochondrial Branched-chain Keto Acid Dehydrogenase complex (BCKDC) ~800 patients in U.S., ~3,000 patients worldwide MSUD Family Support Group has >500 patients Part of newborn screening in U.S., UK, Germany High leucine levels lead to chronic and acute neurological damage Lower IQ Mental impairment (poor cognitive function) Social impairment (poor executive function) Metabolic decompensation (seizures and coma) indicates p < 0.05, *** p < 0.001 compared to the control group* * Muelly 2011 Neuropsychiatric and Neurochemical Sequelae of MSUD. ACER-001 Maple Syrup Urine Disease (MSUD) Full Scale IQ Conner’s Parent Rating Scale DSM-IV ADHD Symptoms Hamilton Depression Score Hamilton Anxiety Score Controls MSUD 0 5 10 15 20 25 40 50 60 70 8090 100 120 140

ACER-001

MSUD: Acute Metabolic Decompensation

- Acute metabolic decompensation is precipitated by a stressor such as:
  - Infection, injury, surgery, hormonal changes, or significant dietary changes (involving increased protein intake)
- Signs and symptoms:
  - Brain edema
  - Ataxia (unsteady, clumsy movements)
  - Acute dystonia (involuntary muscle contractions)
  - Mood swings, nausea, vomiting, anorexia, and hallucinations
  - Altered level of consciousness
  - Stroke, coma, and death


A
B
MSUD
Normal
C
D
MSUD Crisis
Normal

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Strauss et al., MSUD, GeneReviews® - NCBI Bookshelf, May 2013

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ACER-001 MSUD: Medical Management Management of metabolic decompensation Stop protein intake Remove accumulating BCAA by dialysis IV non-protein/high-calorific fluids to reduce protein catabolism Non-BCAA amino acid preparation to stimulate anabolism and exchange between the free BCAA pool Treat precipitating factor(s) Chronic therapeutic options Protein-restricted diet + formula Liver transplantation Basic Strategy for Acute Intoxication Frazier et al. / Molecular Genetics and Metabolism 112 (2014) 210–217 Drive BCAA back in to muscle Remove accumulating BCAA

ACER-001 MSUD: Unmet Need Even if a specialized diet is strictly followed, the risk of metabolic crises still exist Patient Registry results: 38% of patients had one of more MSUD symptom 37% reported a mental health disorder, use of anti-anxiety/depressants, or use of ADHD meds 37% were hospitalized in the prior year Plasma leucine levels varied widely (57% with levels > 308 μmol/L) “Difficulty with maintenance of therapeutic plasma leucine levels was seen even in those who follow diet all of the time, reflecting the difficulties in managing MSUD. Despite treatment, there was a high rate of hospitalizations, MSUD symptoms, comorbid neuropsychological symptoms, and skin conditions.” Kenneson et al., Natural history of children and adults with maple syrup urine disease in the NBS-MSUD Connect registry. Molecular Genetics and Metabolism Reports 15 (2018) 22-27.

ACER-001 NaPB: Off-Target Effect on BCAA Levels Clinical observation: sodium phenylbutyrate (NaPB) reduced branched-chain amino acids (BCAAs), but not other essential amino acids, in patients with urea cycle disorders (UCD) Initial investigation focused on whether BCAA supplementation is required for UCD patients for optimal metabolic outcomes Burrage et al. analyzed BCAA levels from 553 patients Table 2 depicts a statistically significant reduction in BCAAs levels BCM and collaborators investigated this observation further by elucidation of the mechanism of action of NaPB in preclinical models and then in the MSUD clinical proof-of-concept study Retrospective study of leucine levels in 5 UCD patients treated with NaPB Burrage et al., Mol. Genet. Metab. 2014 Retrospective study of BCAA levels in 533 UCD patients treated with NaPB or without Table 2 Branched chain acid levels in patients taking NaPBA (n = 212) vs. patients not taking NaPBA (n = 341). The medians and interquartile ranges are provided for each BCAA. The p-value has been corrected for multiple testing using the Bonferroni correction. No NaPBA corrected value Leucine (Mol/L) 60 (40-85) 95 (72-121) <0.005 Valine (Mol/L) 128 (92-169) 176 (142-217) <0.005) Isoleucine (Mol/L) 31 (22-49) 49 (36-65) <0.005 Leucine (% of median) Time (months) A 1 2 3 0 20 40 60 80 100 120 140 160

ACER-001

NaPB: Mechanism of Action

- BCM and collaborators demonstrated that NaPB allosterically-inhibits the BCKDC kinase responsible for phosphorylating (deactivating) the BCKDC
- Thus, NaPB enhances metabolism of BCAAs and Branched-chain Ketoacids (BCKAs) via a novel mechanism[1]:
  - NaPB targets protein phosphorylation, which regulates BCKDC
  - Decreases protein phosphorylation of E1α
    - Phosphorylated form of E1α is significantly reduced in NaPB treated mice (3 days, oral) vs placebo group
  - Increases enzymatic activity of BCKDC
- Phenylbutyrate is the active moiety, therefore requires high cmax of phenylbutyrate


BCAAs
NaPB
kinase
BCKAs
P
BCKDC Active
BCKDC Inactive
TCA Cycle
phosphatase


Phenylbutyrate
Placebo
#1 #2 #3
#1 #2 #3
Phospho-E1α
E1α
E2
Tubulin

Phenylbutyrate Placebo #1 #2 #3 Phospho-E1α E2 Tubulin

Western blot analysis of liver extract

[1]Brunetti-Pierri et al., Hum Mol Genet. 2011 February 15; 20(4): 631–640

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ACER-001

MSUD: Clinical POC Study

- Design: Open label pilot study[1] at BCM – 3 healthy and 5 MSUD subjects with late onset disease
  - 3 days of steady-state protein diet*; then 3 days of NaPB + diet*
  - BCAAs and BCKAs determined at day 3 of each study period (4 time points)
- Results: NaPB demonstrated statistically significant leucine reduction in all 3 healthy subjects ($p < 0.05$) and 3 out of 5 MSUD patients ($p < 0.05$ in responders)
  - ~30% reduction (28-34%) in leucine in MSUD responders
  - Clinicians view >20-30% ↓ as clinically meaningful**
- Comments: Despite the short treatment duration (3 days) NaPB showed statistically significant (intra-subject) reduction in leucine in 75% of the subjects


Leucine Response to a 3-day regimen of NaPB
100%
60%
75%
Healthy Subjects (n=3)
MSUD Subjects (n=5)
Total (n=8)

Brunetti-Pierri et al., Hum Mol Genet. 2011 February 15; 20(4): 631–640

[1]Brunetti-Pierri et al., Hum Mol Genet. 2011 February 15; 20(4): 631–640
*All subjects received a constant protein intake of 0.6 g/kg/day as combination of BCAA-free formula and whole protein
**Acer commissioned market research

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ACER-001

ACER-001: Clinical Development Plan (MSUD) *


Diet** + ACER-001
n = 15-20
Responders
MSUD-002: 28-day Double-Blind
Placebo-controlled Study
MSUD-003: Extension Study***
MSUD-001: 14-day
"Responder Analysis":
Diet* → Diet* + ACER-001
Washout
Open Label
n = 60
Diet* + Placebo
n = 15-20
MSUD-004: Dose-escalation Study
Diet* + ACER-001
Non-Responders
Open Label
n = 20-30
Phase 2 (MSUD-001)
Phase 3 (MSUD-002)
Phase 2 (MSUD-004)
Extension**(MSUD-003)
1H'20
2H'20
1H'21
2H'21
1H'22

- Pivotal studies (MSUD-001 & 002) designed similar to BioMarin's Kuvan pivotal studies
- Primary endpoint: Leucine (clinical surrogate endpoint)
- sNDA: via 505(b)(2)

* Development in MSUD is currently capital dependent
**All patients continue on a patient-specific steady-state diet (rigorous monitoring)
***Optional patient participation

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ACER-001

MSUD: Market Opportunity

- About 1,000 MSUD patients in the U.S., ~3,000 WW
  - 20-25% MSUD patients in U.S. are Mennonite; incidence up to 1/380
  - Ashkenazi Jewish population; incidence of 1/26,000
- No treatments currently approved for MSUD
- ACER-001 granted U.S. Orphan Drug status by FDA
- Early treatment may help reduce the rate of neuropsychological comorbidities and optimize growth*
- MSUD specialists recognize phenylbutyrate effectiveness, yet tolerability is a concern**
- ACER-001 taste masked formulation provides much needed Rx treatment option

*Molecular Genetics and Metabolism Reports 15 (2018)
**Acer Therapeutics: US Market Research – 2014

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ACER-001 ACER-001: Exclusivity / IP Filed formulation and method of use patent application (filed Oct. 2016) Issued patents (US/EP): “Methods of modulation of branched chain acids and uses thereof” [US PATENT NO. 10,092,532] Exclusive license rights from Baylor College of Medicine UCDs: 505(b)(2) application: 3 years market exclusivity from FDA approval (pending feedback from Type C Meeting) MSUD: Granted U.S. Orphan Drug Designation: 7 years market exclusivity from FDA approval Pediatric exclusivity: +6 months added (if pediatric indication study approved)

UCD: 2Q 2019: IND Active 3Q-4Q 2019: Type C Meeting with FDA 4Q 2019: Pivotal Taste Assessment Study 4Q 2019: Pivotal Bridging (Bioequivalence) Study Mid-2020: Submit NDA (assumes submission on 6-month stability data) MSUD: Mid-2020: Initiate Phase 2 Trial in MSUD (subject to additional capital) ACER-001 ACER-001: Key Expected Milestones

iVMS: Induced Vasomotor Symptoms where Hormone Replacement Therapy is Likely Contraindicated NK3R antagonists: block the neurokinin 3 receptor, which is the main receptor for neurokinin B (NKB), a tachykinin peptide primarily found in the arcuate nucleus (ARC) of the hypothalamus Worldwide rights to osanetant Potential large orphan opportunities Little competition in iVMS indications Osanetant: A selective, non-peptide tachykinin NK3 receptor antagonist Osanetant Indications Mechanism of Action The Opportunity Product Profile Overview

Acer acquired worldwide rights to osanetant from Sanofi in January 2019 Osanetant (SR142801) was the first selective non-peptide tachykinin NK3 receptor antagonist evaluated as a potential treatment for schizophrenia Clinical and laboratory safety results are available from 21 completed Phase I and II studies in which 325 healthy subjects and 665 patients were treated with osanetant Data from these studies demonstrated no major safety concerns after single-dose and repeated-dose administration of up to 400 mg QD for up to 21 days, and 200 mg QD for up to 6 weeks In March 2005, Sanofi-Aventis discontinued the development of osanetant citing 'lack of efficacy compared with placebo' as a major reason for this decision Osanetant History

Hot flashes, flushing, night sweats are known as Vasomotor symptoms (VMS), and most often occurs in women who are entering/in menopause VMS are causally related to decreasing estradiol concentrations, mainly in the serum and subsequently also in the hypothalamic temperature regulating center The lack of estrogens alters neurotransmitter activity, especially in the serotonergic and noradrenergic pathways Because sex steroids act as potent neuromodulators, the substitution of ovarian sex steroids by hormone replacement therapy (HRT) is the most effective treatment option for VMS While VMS associated with menopause can be often be treated with HRT, there are patients who experience VMS who are not in menopause, and for whom HRT is likely contraindicated Osanetant Vasomotor Symptoms (VMS)

Osanetant Induced Vasomotor Symptoms (iVMS) Women with HR+ Breast Cancer (CaB) receiving Tamoxifen 84% of women experienced hot flashes1 80% experienced night sweats 60% experienced severe symptoms Symptoms persisted throughout 5 years of treatment and were mainly attributed to tamoxifen After 4.5 years, 46% of women had discontinued tamoxifen2 Women who are BRCA+ and have prophylactic bilateral salpingo-oophorectomy (PBSO) 67% of women have symptoms of menopause such as hot flashes5 Up to 35% complain of “extremely bothersome” symptoms up to two years after their surgery6 Men with HR+ Prostate Cancer (CaP) receiving Leuprolide 80% of men experience hot flashes3 15-27% of patients consider hot flashes the most distressing side effect 30-40% experienced moderate-to-severe symptoms 20% discontinued or disrupted treatment 1 Moon, Z. et al., JOURNAL OF PSYCHOSOMATIC OBSTETRICS & GYNECOLOGY, 2017 VOL. 38, NO. 3, 226–235 2 Nichols, H, et al., JNCI J Natl Cancer Inst, 2015, 1–8 3 Challapalli, A, et al., Clinical and Translational Radiation Oncology 10 (2018) 29–35 4 Abildgaard, J, et al., JNCI Cancer Spectrum, 2018, Vol. 0, No. 0 5 L. Johnson, et al. American Society for Reproductive Medicine, 2014 Vol 102 No. 3, Supplement, e249 6 Griffiths, E, et al: The Obstetrician & Gynaecologist, 2005: 7:23-27

VMS with Selective Estrogen Receptor Modulators Hormone receptor-positive breast cancers (70%) are treated with hormone therapy drugs Tamoxifen is a selective estrogen receptor modulator (SERM) Most widely prescribed product in this category Tamoxifen lowers the risk of breast cancer recurrence, breast cancer in the opposite breast and death from breast cancer Cuts risk of both invasive and non-invasive breast cancer by 50%1 Used in up to 40% of patients (~2.1m Rx written a year) 2-3 Severe but non-life threatening adverse effects, such as VMS, have an important influence on a woman’s decision to start and stay on therapy Hot flashes are reported in up to 80% of women taking tamoxifen4 Systematic review of 30 studies demonstrated poor adherence at the end of 5 years of treatment5 Adherence: 41%-72% Discontinuation: 31-73% Osanetant Non-adherence with hormonal therapy can be associated with a higher risk of mortality and shorter time to recurrence of breast cancer 1 Lin, J et al., Cancer Prev Res 2011; 4: 1360-1365 2 Symphony Prescription Data 2016 3 Clincal.com: The Top 300 Drug List 2016 4 Moon, Z. et al., JOURNAL OF PSYCHOSOMATIC OBSTETRICS & GYNECOLOGY, 2017 VOL. 38, NO. 3, 226–235 5 Murphy C et al., Breast Cancer Res Treat. 2012 Jul; 134(2): 459-478

Osanetant

VMS with ADT (Leuprolide)

- Purpose of ADT is to decrease testosterone levels
  - Typically used for high-risk localized and advanced prostate cancer
- Typical time on therapy is disease dependent
  - 4-6 months for Intermediate risk cancer
  - 2-3 years for high-risk localized prostate cancer
- Hot flashes are one of the most common and debilitating side effects of ADT therapies
  - Occurs in up to 80% of men treated with ADT (leuprolide)[1-3]
    - 30%-40% having moderate to severe hot flashes [1-3]
  - Symptoms do not subside over time
    - 50% of men at 5 years and at 8 years still suffer from hot flashes [1-3]

Concerns over hot flashes make patients less likely to begin ADT and can lead to non-compliance with their hormonal therapy

1 Gomella LG et al BJU Int S1:25-29 2007
2 Karling P et al. J Urol 152:1170-1173 1994
3 Gonzalez BD et al J Urol 194:690-695 2015

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VMS with BRCA 1/2 Mutations & Oophorectomy Having a BRCA1 or BRCA2 mutation increases a woman’s risk for developing breast and ovarian cancer 1 Lifetime risk of developing breast cancer between 45-65%1 Lifetime risk of developing ovarian cancer 10-70%2 PBSO is recommended for all BRCA 1/2 mutation carriers by 35-40 years of age or after childbearing is complete3 Uptake of prophylactic oophorectomy is estimated at nearly 60%3 Procedures surgically induce abrupt menopause Vasomotor symptoms (hot flashes) show up almost immediately and tend to be more severe Typical hormone replace therapy is likely contraindicated for any breast cancer patient with cancer that is estrogen receptor positive (BRCA2) Osanetant PBSO will induce menopause, leading to VMS. The symptoms can be severe and impact on women’s quality of life, as there are few non-hormonal treatment options available. 1 National Cancer Institute. Genetics of breast and gynecologic cancers (PDQ®) - health professional version. https://www.cancer. acer-ex991_6.htmgov/types/breast/hp/breast-ovarian-genetics-pdq#link/_113_toc, 2018. 2 National Comprehensive Cancer Network (NCCN). NCCN Clinical Practice Guidelines in Oncology: Genetic/familial high-risk assessment – breast and ovarian, Version 3.2019 3 Staley A et al., MDEdge Gynecologic Oncology Consult: Managing Menopausal Symptoms After Risk-Reducing Salpingo-Oophorectomy, 2015

Osanetant iVMS: The Unmet Need Induced vasomotor symptoms (iVMS) are well documented with the use of hormonal cancer therapies and certain surgical procedures Symptoms such as hot flashes can appear immediately and be severe Traditional HRTs are usually contraindicated Non-adherence to therapy can be associated with side effects which increases the mortality risk or shortens the time to recurrence A non-hormonal treatment for iVMS is needed to help ensure breast or prostate cancer patients can start and stay on critical hormonal cancer therapy and BRCA2 post-PBSO can obtain help with significantly impactful and limiting iVMS

Osanetant

NK3 Receptor (Neurokinin B)

- Neurokinin B (NKB) belongs to a group of neuropeptides, called tachykinins or neurokinins, that includes substance-P (SP), neurokinin A (NKA), and two N-terminally extended forms of NKA, neuropeptide g and neuropeptide K
- The biological effects of tachykinins are mediated through specific receptors denoted NK1, NK2, and NK3
- NKB is the preferred endogenous ligand of tachykinin NK3 receptors
- The tachykinin NK3 receptors are located primarily in the brain, while a few receptors are also present in the peripheral nervous system (intestines, placenta)


HUMAN
POA
Infundibular Nucleus
Dyn
NKB
ERα
PR
Kisspeptin neurone
KNDy neurone
POA/ Infundibular nucleus
KiSS1
KiSS1
GnRH neurone
KiSS1
KiSS1
ME
GnRH
Pituitary
LH/FSH
Gonads
Sex Steroids
ERα PR
(sex steroid receptor)
NKB3R
(Neurokinin B receptor)
Kiss1r/KiSS1R
(Kisspeptin receptor)
KOR
(Koppa opioid receptor)

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Vasomotor symptoms, typically comprised of hot flashes and night sweats, are associated with decreases in reproductive hormones commonly associated with menopause (e.g. MR-VMS) Osanetant VMS: Overview The Oncologist, Oct 2003, vol.8 no.5 474-487. http://www.everydayhealth.com/menopause/science-behind-the-hot-flash.aspx A diminished amount of hormones, such as estrogen, affects the hypothalamus This confuses the hypothalamus and makes it read “too hot” The brain responds by relaying an alert to cool off The body then tries to cool off by beginning to perspire

Osanetant

VMS: Mechanism of Action

- Neurons in the arcuate nucleus of the hypothalamus that express kisspeptin and neurokinin B (Kiss1ARH neurons) are candidates for mediating hot flushes because they are negatively regulated by sex hormones
- Transient activation of Kiss1ARH neurons following sex-hormone withdrawal contributes to the occurrence of hot flushes via NkB release in the rostral preoptic area


Hot Flush
Optogenetic stimulation
Conditional ChR2 viral delivery
Preoptic Area
Stimulation
Thermal regulation
(neurokinin B)
Neurokinin B
Arcuate
Stimulation
Reproduction
(kisspeptin)
Kiss1 Cre neuron
Other ARH neuron

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Padilla, S. et al. A Neural Circuit Underlying the Generation of Hot Flushes. Cell Reports 2018, 24, 271–277.

Osanetant NK3R Antagonist Clinical POC in VMS Herman Depypere et al., ENDO2017 Fezolinetant is a NK3R antagonist being developed by Astellas Fezolinetant 90mg BID (N+40) placebo (N=40) HF Frequency Baseline Week 2 Week 4 Week 6 Week 8 Week 10 Week 12 FUP * : % decrease from the baseline At Week 4: fezolinetant group14/40 patients have ZERO hot flash placebo group: 2/40 patients have ZERO hot flash p<0.0001 0 4 8 12 3 6 9 88% 38% 93% 54%

Osanetant

NK3R Antagonist Clinical POC in VMS

- Pavinetant (MLE4901) was a NK3R antagonist that was discontinued by Millendo


Hot flash frequency
% change from baseline
day3
Wk 1
Wk 2
Wk 3
Wk 4
Placebo
MLE4901
A
Hot flash severity
B
Hot flash bother
C
Hot flash interference
D

FIG. 2. Hot flash frequency (A), severity (B), bother (C), and interference (D) outcomes: results are presented as percentage change with 95% CIs from baseline at each time point during the treatment period (ie, on day 3 of treatment, and then weekly mean total for each week (wk) of the 4-week treatment period for both placebo (white) and MLE4901 (gray). Minimum $n = 33$; maximum $n = 37$. $^{*}P < 0.0001$, $^{\#}P = 0.0006$, $^{\wedge}P = 0.0011$, $^{+}P = 0.0001$. Week 4 data adapted from Prague et al, *Lancet*, 2017[18].

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Herman Depypere et al., ENDO2017

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Acer is partnering with a leading university to design & conduct a clinical study to evaluate osanetant in various patient populations with iVMS These include patients with medically or surgically iVMS (may include any/all of the following): Women with HR+ Breast Cancer receiving tamoxifen Men with HR+ Prostate Cancer receiving leuprolide Women who are BRCA+ and have had a prophylactic bilateral oophorectomy This initial Phase 1/2 study would evaluate: PK/PD and Safety, including physiologic PD Identify the optimal dosing strategy to advance into further efficacy studies in minimizing the iVMS symptoms Osanetant Osanetant: Clinical Development Plan

Osanetant

iVMS: Market Opportunity

Population Attribute	Women with HR+ Breast Cancer (CaB) receiving Tamoxifen	Men with HR+ Prostate Cancer (CaP) receiving Lupron	Women who are BRCA+ and have prophylactic bilateral oophorectomy (PBSO)
Estimated Number of Patients *Diagnosed/Treated: May 2018-April 2019*	TBD[1]	TBD[1]	TBD[1] *Currently working with IQVIA*
Therapy Indication	Hormone drug used to treat and prevent hormone receptor-positive breast cancers[2] Typical therapy use is 5-10 years[2]	ADT to decrease testosterone levels in high-risk localized and advanced prostate cancer[3] Typical therapy use is 1-6 months in combination with other treatments[3]	Surgery recommended between ages of 35-40 or after childbearing completion[4]
Clinical Benefits	50% reduction in both invasive and non-invasive breast cancers[5]	Decreased serum testosterone to ≤50 ng/dL from week 4 through week 48 in an estimated 94% of patients[6]	• 85%-95% reduction in incidence of ovarian cancer[12] • 53-68% reduction in breast cancer[12]
iVMS Side Effects	84% experience[7] 60% severe	80% experience[8] 30-40% moderate/severe	67% experience[9]
HRT Use	Likely contraindicated	Likely contraindicated	Controversial; BRCA2 tend to be estrogen receptor positive
Compliance & Adherence	• Many chose to never go on therapy due to side effects • Almost half discontinued by 4.5 years[10]	Concern over hot flashes make patients less likely to begin ADT and can lead to early discontinuation[11]	• Nearly 60% of BRCA+ women will elect a prophylactic oophorectomy [13]. • Inducement of menopause is one of the reasons to delay or not have surgery

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1 IQVIA Prescription and Claims data, 2017-2018; 2 Dowsett M, et al., Lancet 386(10001):1341-52, 2015; 3 Lee RJ, et al., Cancer and Chemotherapy and Biotherapy: Principles and Practice. 5th ed; 2011; 4 ACOG Recommendations FAQ505 BRCA1 and BRCA2, August, 2018; 5 Lin J, et al. Cancer Prev Res 2011;4: 1360-1365; 6 Lupron Depot PI March, 2019; 7 Moon, Z. et al., JOURNAL OF PSYCHOSOMATIC OBSTETRICS & GYNECOLOGY, 2017 VOL. 38, NO. 3, 226–235; 8 Challapalli, A. et al., Clinical and Translational Radiation Oncology 10 (2018) 29–35 9 L. Johnson, et al. American Society for Reproductive Medicine, 2014 Vol 102 No. 3 Supplement, e249; 10 Nichols, H, et Nichols, H, et al., JNCI J Natl Cancer Inst, 2015, 1–9 ; 11 Gonzalez BD et al J Urol 194: 690-695 2015; 12 N Engl J Med. 2002 May 23;346(21):1609-15; 13 Open Med. 2007 Aug 14;1(2):e92-8

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Osanetant

Competitive Landscape

Program / Company	Indication	MOA	Status
VERU-944 (Veru)	iVMS in PC on ADT	ER agonist	Ph 2
Q-122 (Que Oncology)	iVMS in BC on Tamoxifen or AIs	CRCX4 modulator	Ph 2
Fezolinetant (Astellas)	VMS – Menopause	NK3R antagonist	Ph 3
NT-814 (KaNDy Therapeutics)	VMS – Menopause	NK1/3R antagonist	Ph 2
FP-101 (Fervent Pharma)	VMS in postmenopausal	Undisclosed Non-Hormonal Therapy	Ph 2
MT-8554 (Mitsubishi Tanabe)	VMS	Undisclosed Non-Hormonal Therapy	Ph 2
PH80-HF (Pherin Pharma)	VMS	Undisclosed	Ph 2
Donesta (Mithra)	VMS	Native estrogen	Ph 2
AUS-131 (Ausio Pharma)	VMS	ERβ agonist	Ph 2

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Osanetant will be a New Chemical Entity (NCE) in the US, and as such will be granted five years’ market exclusivity from FDA approval Additional exclusivity (e.g. Orphan Drug Designation) will depend upon indication(s) and development pathway chosen for initial development We are assessing IP and exclusivity aspects as a part of prioritizing development We have options to certain patent and patent applications which give us priority rights to negotiate in-license We will refine our strategy as we progress our development plans Osanetant Osanetant: Exclusivity / IP

4Q 2019: Submit IND 1H 2020: Complete CMC Activities Mid-2020: Initiate Phase 1/2 Clinical Trial in iVMS (subject to additional capital) Osanetant Key Expected Milestones

Received CRL from FDA after market close on June 24, 2019 stating that it will be necessary to conduct an adequate and well-controlled trial to determine whether celiprolol reduces the risk of clinical events in patients with vEDS Following receipt of CRL, corporate restructuring initiative initiated on June 28, 2019 to reduce operating expenses and conserve cash and pre-commercial activities of EDSIVO™ halted Acer is working with Hyman, Phelps, & McNamara (HPM) and other leading industry experts to determine the optimal path forward Continue to work toward our goal of approval of EDSIVO™ for confirmed COL3A1+ vEDS patients EDSIVO™ EDSIVO™: CRL and Next Steps

In 2016, FDA published that from 2003-2014, of the 140 appeals accepted, 16% were granted and 84% denied. According to HPM, these “denials” are most often “wins” While they do not provide approval based on the previous NDA submission, the company is given a more favorable path forward to approval than was presented in the CRL Between 2015-2018, HPM worked on 9 appeals FDA counted these as 12 appeals, and granted 3 (25%) HPM describes that 7 of the 9 cases were given a more favorable alternative path to approval than outlined in the review (78%) The results of prior appeals, as well as any appeal involving a program other than EDSIVO™, should not be viewed as predictive of any appeal involving EDSIVO™ EDSIVO™ EDSIVO™: CRL and Next Steps http://www.fdalawblog.net/2018/10/formal-dispute-resolution-a-different-perspective-on-wins-and-losses-2/

Submit a Type A meeting request, to make sure we fully understand FDA’s thought process for the CRL Depending on outcome, consider submission of a Formal Dispute Resolution Request (FDRR) Depending on issues and outcomes, we may be able to resubmit our NDA, but no assurances The entire process will likely take many months and possibly a year or more to reach final outcome We will provide updates as appropriate and may discontinue the process at any point where risk/benefit no longer justifies continued resources EDSIVO™ EDSIVO™: CRL and Next Steps

ACER Acer’s pipeline includes three clinical-stage product candidates: ACER-001 (a fully taste-masked, immediate release formulation of sodium phenylbutyrate) for the treatment of various inborn errors of metabolism, including urea cycle disorders (UCDs) and Maple Syrup Urine Disease (MSUD) Osanetant for the treatment of various indications with Induced Vasomotor Symptoms (iVMS) where Hormone Replacement Therapy is likely Contraindicated EDSIVO™ (celiprolol) for the treatment of vascular Ehlers-Danlos syndrome (vEDS) in patients with a confirmed type III collagen (COL3A1) mutation Multiple key milestones expected over next 12 months: 4Q 2019: Osanetant: Submit IND ACER-001: Initiate UCD Clinical Trials (pending feedback from Type C Meeting) EDSIVO™: Update on CRL Mid-2020: ACER-001: (UCD) NDA submission (assumes 6-months stability data) Osanetant: Initiate Phase 1/2 Trial (subject to additional capital) Expected to have sufficient capital through end of 2020 Summary

Questions & Answers